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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2000

                            ALCAN ALUMINIUM LIMITED
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             (Exact name of Registrant as specified in its charter)

                                     CANADA
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                 (State or other jurisdiction of incorporation)

        1-3677                                       INAPPLICABLE
----------------------                      ----------------------------------
Commission File Number                     (I.R.S. Employer Identification No.)

         1188 SHERBROOKE STREET WEST, MONTREAL, QUEBEC, CANADA H3A 3G2
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        (Address of principal executive offices, including postal code)

                                 (514) 848-8000
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              (Registrant's telephone number, including area code)

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ITEM 5.  Other Events

         The information set forth in the press release issued by Alcan Aluminium Limited and in the Amending Agreement dated June 1, 2000, attached hereto as Exhibits 99.1 and 99.2 are incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press release of Alcan Aluminium Limited, dated June 1, 2000.

         99.2 Amending Agreement dated June 1, 2000.

         99.3 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ALCAN ALUMINIUM LIMITED

                                                  By    /s/ Serge Fecteau
                                                        ------------------------
                                                        Serge Fecteau
                                                        Assistant Secretary

Date:  June 2, 2000

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                                 EXHIBIT INDEX

Exhibit
Number                            Description
(99.1)   Press release of Alcan Aluminium Limited dated June 1, 2000.

(99.2)   Amending Agreement dated June 1, 2000.

(99.3) Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

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